Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arpeggio Acquisition Corporation (the “Company”) on Form 10-QSB for the period ending March 31, 2006 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Eric S. Rosenfeld, Chairman of the Board, Chief Executive Officer and President of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Eric S. Rosenfeld	Dated: May 11, 2006
Eric S. Rosenfeld
Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

23